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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

As Independent Public Accountants, we consent to the use of our report dated December 1, 1995 to all references to our firm included in or made a part of the Form 10-K of Cable Sat Systems, Inc.

                                            /s/ Grant-Schwartz Associates, CPA's
                                              Grant-Schwartz Associates, CPA's

Boca Raton, Florida
December 24, 1996